Exhibit 11(c)

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. 1350, each of the undersigned, being the Chief Executive Officer and Principal Financial Officer of Torrey International Strategy Partners, LLC (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSR for the period ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.


Date: June 11, 2007                                   /s/ James A. Torrey
                                                    ----------------------
                                                        James A. Torrey
                                                    Chief Executive Officer


                                                      /s/ Richard F. Pitonzo
                                                     -----------------------
                                                         Richard F. Pitonzo
                                                    Principal Financial Officer